                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Susan W. Catherwood of Bryn Mawr, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Susan W. Catherwood
                                                       -----------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, M. Walter D'Alessio of Philadelphia, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ M. Walter D'Alessio
                                                       -----------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, G. Fred DiBona of Bryn Mawr, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ G. Fred DiBona
                                                       ------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, R. Keith Elliott of Bryn Mawr, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ R. Keith Elliott
                                                       --------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Richard G. Gilmore of Sarasota, FL do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Richard G. Gilmore
                                                       ----------------------


Date:  May 23, 1997

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Richard H. Glanton of Philadelphia, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Richard H. Glanton
                                                       ----------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, James A. Hagen of Villanova, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ James A. Hagen
                                                       ------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Kinnaird R. McKee of Oxford, MD do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Kinnaird R. McKee
                                                       ---------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Joseph J. McLaughlin of Rosemont, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Joseph J. McLaughlin
                                                       ------------------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, John M. Palms of Columbia, SC do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ John M. Palms
                                                       -----------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Ronald Rubin of Narberth, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Ronald Rubin
                                                       ----------------


Date:  May 23, 1997

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that I, Robert Subin of Blue Bell, PA do hereby appoint J. F. PAQUETTE, JR. and C.A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement and any amendments thereto of PECO Energy Company, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the securities of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                                       /s/ Robert Subin
                                                       ----------------


Date:  May 23, 1997